UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat, Inc. (“Viasat,” “we,” “us,” “our,” or the “Company”) operates and the beliefs and assumptions of its management. Viasat uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements regarding the expected benefits, synergies, growth opportunities and other financial and operating benefits of our acquisition of Inmarsat Holdings (the “Inmarsat Acquisition”); our anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities following the closing of the Inmarsat Acquisition and our sale of certain assets and liabilities comprising our Link-16 Tactical Data Links business; projections of earnings, revenue, costs or other financial items; anticipated growth and trends in our business or key markets; future economic conditions and performance; the development, customer acceptance and anticipated performance of technologies, products or services; satellite construction and launch activities; the extent and impact of the reflector deployment issue on the ViaSat-3 Americas satellite and any potential remedial or mitigating measures that may be undertaken or insurance proceeds that may be recoverable in connection therewith; completion of in-orbit placement and in-orbit testing and commencement of commercial service of our satellites (including our ViaSat-3 constellation and the Inmarsat hybrid (L- and Ka-band) satellites); the performance and anticipated benefits of our ViaSat-3, ViaSat-4 and I-6 class satellites, and any future satellite we may construct or acquire; the expected completion, capacity, coverage, service speeds and other features of our satellites, and the timing, cost, economics and other benefits associated therewith; anticipated subscriber growth; plans, objectives and strategies for future operations; international growth opportunities; the number of additional aircraft under existing contracts with commercial airlines anticipated to be put into service with our in-flight connectivity systems; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially include: risks that the Inmarsat Acquisition disrupts current plans and operations or diverts management’s attention from our business; the effect of the Inmarsat Acquisition on our ability to retain and hire key personnel and maintain relationships with our customers, suppliers and others with whom we do business; our ability to successfully integrate the operations, technologies and employees of Inmarsat (as defined herein); the ability to realize anticipated benefits and synergies of the Inmarsat Acquisition and our other acquisitions, including the expectation of enhancements to our products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of our business following the closing of the Inmarsat Acquisition; our ability to realize the anticipated benefits of our ViaSat-3, ViaSat-4 and I-6 class satellites and any future satellite we may construct or acquire; unexpected expenses related to our satellite projects; our ability to successfully implement our business plan for our broadband services on our anticipated timeline or at all; capacity constraints in our business in the lead-up to the launch of services on our ViaSat-3 satellites; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; our ability to successfully develop, introduce and sell new technologies, products and services; audits by the U.S. Government; changes in the global business environment and economic conditions; delays in approving U.S. Government budgets and cuts in government defense expenditures; our reliance on U.S. Government contracts, and on a small number of contracts which account for a significant percentage of our revenues; reduced demand for products and services as a result of continued constraints on capital spending by customers; changes in relationships with, or the financial condition of, key customers or suppliers; our reliance on a limited number of third parties to manufacture and supply our products; increased competition; introduction of new technologies and other factors affecting the communications and defense industries generally; the effect of adverse regulatory changes (including changes affecting spectrum availability or permitted uses) on our ability to sell or deploy our products and services; changes in the way others use spectrum; our inability to access additional spectrum, use spectrum for additional purposes, and/or operate satellites at additional orbital locations; competing uses of the same spectrum or orbital locations that we utilize or seek to utilize; the effect of changes to global tax laws; our level of indebtedness and ability to comply with applicable debt covenants; our involvement in litigation, including intellectual property claims and litigation to protect our proprietary technology; and our dependence on a limited number of key employees. Please also refer to the risk factors contained in Viasat’s Securities and Exchange Commission filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Viasat undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 7.01.	Regulation FD Disclosure.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

In connection with the offering of the Notes (as defined below), Viasat distributed an offering memorandum to prospective investors. Excerpts from the offering memorandum are furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01.

Item 8.01.	Other Events.

On September 13, 2023, Viasat issued a press release pursuant to Rule 135c under the Securities Act regarding the proposed issuance of $733.4 million in aggregate principal amount of senior unsecured notes due 2031 (the “Notes”) through a private placement to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Excerpts from materials to be provided to prospective investors

99.2	Press Release dated September 13, 2023, issued by Viasat, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: September 13, 2023	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel